================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            First Financial Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1997



TO EACH SHAREHOLDER OF
FIRST FINANCIAL BANCORP:


     You are invited to attend the Annual Meeting of Shareholders of First Financial Bancorp, a California corporation (the "Company"), which will be held at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, on Tuesday, April 22, 1997, at 5:30 p.m., Pacific Time, for the following purposes:

1. To elect a Board of eight directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The names of the nominees to be presented for election are set forth in the accompanying Proxy Statement.


2.   To approve the First Financial Bancorp 1997 Stock Option Plan.

3. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

     Section 2.05 of the Bylaws of the Company, as amended, provides as follows:

        "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 25 days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the Corporation must disclose regarding director nominees in the Corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

     Only shareholders of record at the close of business on March 3, 1997, are entitled to notice of, and to vote at, the meeting. In order to ensure your representation, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. If you attend the meeting and wish to vote in person, your proxy will not be used.


                              By Order of the Board of Directors,



                              David M. Philipp
                              Executive Vice President, Chief Financial Officer, and Secretary






Lodi, California
April 1, 1997

                             FIRST FINANCIAL BANCORP

                               701 South Ham Lane
                             Lodi, California 95242


                                 PROXY STATEMENT



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Financial Bancorp, a California corporation (the "Company"), for the annual meeting of shareholders of the Company, to be held on Tuesday, April 22, 1997, at 5:30 p.m., Pacific Time, at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, and any adjournment or postponement thereof (the "Annual Meeting"). The purposes of the meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached. The Company anticipates mailing this Proxy Statement and form of proxy to its shareholders on or about April 1, 1997.

         The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, facsimile or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

         A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions on the proxy. If no specification is made, proxies will be voted in the election of directors "FOR" the nominees of the Board of Directors, "FOR" the proposal to approve the First Financial Bancorp 1997 Stock Option Plan and, at the proxyholders' discretion, on such other matters, if any, which may come before the meeting (including any proposal to postpone or adjourn the meeting).


                      OUTSTANDING SHARES AND VOTING RIGHTS

         There were issued and outstanding 1,310,692 shares of the Company's common stock, no par value (the "Common Stock"), on March 3, 1997, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock outstanding in the holder's name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights. Cumulative voting rights entitle each shareholder to cast that number of votes which equals the number of shares held by such shareholder, multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or may distribute his or her votes among any or all of the candidates as he or she chooses. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes. The proxy holders are given discretionary authority under the terms of the proxy to cumulate votes with respect to shares for which they hold a proxy.


                             PRINCIPAL SHAREHOLDERS

         As of March 3, 1997, no individual known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

TITLE OR          NAME AND ADDRESS OF          NUMBER OF SHARES     PERCENTAGE
CLASS             PRINCIPAL OWNER              BENEFICIALLY OWNED     OWNED
-----             -------------------          ------------------   ----------
Common Stock      Weldon D. Schumacher                 106,413(1)     7.65%
                  1303 Rivergate Drive
                  Lodi, CA 95240

Common Stock      Raymond H. Coldani                    72,119        5.19%
                  13199 N. Ray Road
                  Lodi, CA 95242

(1) Includes 1,984 shares owned by Dr. Schumacher's wife, 85,970 shares held as community property and 1,050 shares subject to options that are exercisable as of March 3, 1997, or become exercisable within 60 days thereafter.

(2) Includes 13,230 shares owned by Mr. Coldani's wife, 55,739 shares held as community property and 3,150 shares subject to options that are exercisable as of March 3, 1997, or become exercisable within 60 days thereafter.


                                 PROPOSAL NO. 1
                      ELECTION OF DIRECTORS OF THE COMPANY

         The Bylaws provide that the Company's Board of Directors shall consist of not less than eight nor more than fifteen directors. The authorized number of directors to be elected at the Annual Meeting is eight. The term of office for each director extends until the next annual meeting and until his or her successor is elected and qualified.

         The names of the eight nominees for whom votes will be cast pursuant to the proxies which are hereby solicited are set forth below. All of the nominees are currently serving as directors of the Company and its subsidiary, Bank of Lodi, N.A. (the "Bank"), and all of the nominees have been serving in such capacities since the organization of the Company in May, 1982.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below, subject to the proxyholders' discretionary power to cumulate votes. The eight nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Instructions on the proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer affirmative votes. If any nominee is unable to serve, the proxies will be voted by the proxyholders in their discretion for another person. Management has no reason to believe that any of the nominees will decline to serve as a director.

         The following table sets forth certain information with respect to those persons nominated by the Board of Directors of the Company for election as directors, as well as all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or executive officers. The Company has only one class of shares, Common Stock, outstanding.

                                                                 COMMON STOCK BENEFICIALLY
                                                                 OWNED AS OF MARCH 3, 1997
                                                                 -------------------------
                                                                    NUMBER OF
          NAME                  AGE   POSITION WITH COMPANY          SHARES       PERCENT
          ----                  ---   ---------------------         ---------     -------
Benjamin R. Goehring (a,b,c,d)   65   Chairman of the Board          33,677(4)      2.42%
                                      of Directors

Weldon D. Schumacher (a,b,d)     61   Vice Chairman of the          106,413(7)      7.65%
                                      Board of Directors

Bozant Katzakian (a,c,d)         82   Director                       46,390(1)      3.34%

Angelo J. Anagnos (b,d)          62   Director                       26,082(2)      1.88%

Raymond H. Coldani (c)           72   Director                       72,119(3)      5.19%

Michael D. Ramsey (c)            58   Director                       24,318(5)      1.86%

Frank M. Sasaki (b,d)            68   Director                       14,237(6)      1.02%

Dennis R. Swanson (a,b,d)        63   Director                       29,559(8)      2.13%

All directors and officers                                          417,359(9)     30.01%
as a group (11 persons)

-------------------------------

     (a) Member of the Executive Committee
     (b) Member of the Audit Committee and the Compensation and Stock Option Committee
     (c) Member of the Loan and Investment Committee (d) Member of the Marketing Committee
     -------------------------------

(1) Includes 43,240 shares held in trust by Mr. Katzakian and his wife as trustees and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(2) Includes 8,815 shares owned by Mr. Anagnos' wife and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(3) Includes 13,230 shares owned by Mr. Coldani's wife, 55,739 shares held as community property and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(4) Includes 11,259 shares owned by Mr. Goehring's wife, 925 shares owned by Mr. Goehring in joint tenancy with his children, and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(5) Includes 5,292 shares owned by the Newman & Ramsey Pension and Profit Sharing Trust, 15,876 shares owned by Mr. Ramsey as community property and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(6) Includes 11,087 shares owned by Mr. Sasaki as community property together with his wife and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(7) Includes 1,984 shares owned by Dr. Schumacher's wife, 85,970 shares held as community property and 1,050 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(8) Includes 10,292 shares held by Charles Schwab & Co., Custodian for Individual Retirement Account, of which Dr. Swanson is the sole beneficiary, 565 shares held by Bank of Lodi, N.A., Custodian for Individual Retirement Account, of which Dr. Swanson is the sole beneficiary, 15,552 shares owned by Dr. Swanson as community property together with his wife, and 3,150 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.

(9) Officers included in this total are the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the Senior Vice President and Chief Credit Officer of the Company and the Bank. Shares include 57,000 shares subject to options that are exercisable as of March 3, 1997 or become exercisable within 60 days thereafter.


         The following is a brief description of the business experience of each nominee.

         BENJAMIN R. GOEHRING was appointed Chairman of the Board of Directors of the Bank in February, 1996 and the company in 1996. He is President of TEG Technologies, Inc., and was formerly the President and principal shareholder of Goehring Meat, Inc., a meat processing concern in Lodi, California, prior to its sale to Victor Fine Foods in 1988. He holds a Bachelor of Science degree from the University of California. He is a member of many civic, fraternal and professional organizations, and also serves on the board of directors for Guild Winery, the Mokelumne River School, and several environmental companies.

         WELDON D. SCHUMACHER, M.D. was appointed Vice Chairman of the Board of the Bank and Company in April, 1996. Dr. Schuamacher has been engaged in the private practice of medicine in Lodi, California, since 1968. He holds a Bachelor of Arts degree from Loma Linda University, Loma Linda, California, and a Doctor of Medicine degree from Loma Linda University School of Medicine. Dr. Schumacher is active in a number of civic and professional organizations, including the San Joaquin County Medical Society, California Medical Association, American Medical Association, American Academy of Family Physicians and the Lodi District Chamber of Commerce.

         BOZANT KATZAKIAN was Chairman of the Board of the Company from inception to April, 1996 and was Chairman of the Board of the Bank from inception through February , 1995. He also has served as Chairman of Delta Title Guaranty Co. and as a member of the Board of Directors for Oceanic Financial Corporation in San Francisco and Old Republic Title of San Francisco. Mr. Katzakian served eight years on the Lodi City Council and was the Mayor of Lodi for three years. Mr. Katzakian was instrumental in organizing the Lodi Area Crime Stoppers and served as its first President. Mr. Katzakian has been active in, and is a past President of, the Lodi Lodge of the Fraternal Order of Eagles, Lodi Lions Club, Lodi District Chamber of Commerce, Lodi Board of Realtors, Lodi Grape Festival and National Wine Show, Central Valley Division of California Cities, and District Seven California Association of Realtors. Mr. Katzakian was also the 1968 Lodi Outstanding Citizen of the Year, is a member of both the Realtors and United Way Volunteer Hall of Fame, and past recipient of the Lions International Melvin Jones Fellow Award.

         ANGELO J. ANAGNOS has been an active partner in Sunwest Liquors and Delicatessen, Lodi, California, since January, 1983. From 1957 to January 1983, he was the owner of Payless Market and Liquors in Lodi, California.

Mr. Anagnos is a member of a number of fraternal and professional organizations, including Lodi Elks Club, Lodi Eagles, Order of the Ahepa, Lodi Hellenic Society and the Lodi District Chamber of Commerce.

         RAYMOND H. COLDANI has been a self-employed farmer and real estate broker in Lodi, California for 30 years, and is the President and co-owner of Coldani Realty, Inc. He is a member of the Lodi Board of Realtors and serves on the Board of Directors for Reclamation District No. 548.

         MICHAEL D. RAMSEY is Vice President of the Reeves Company, Inc. Insurance Brokers. Mr. Ramsey has been the owner of Lobaugh, Newman & Ramsey, Inc. since 1972. He holds a Bachelor of Science degree from the University of the Pacific in Stockton, California. Mr. Ramsey is active in several civic, fraternal and professional organizations, including the Independent Insurance Agents of San Joaquin County, the Independent Insurance Agents of America, Woodbridge Masonic Lodge #131, Ben Ali Shriner, and Stockton Scottish Rite.

         FRANK M. SASAKI has been the owner of Sak's T.V. and Home Furnishings in Lodi, California, since 1954. Mr. Sasaki is also active in several civic, fraternal and professional organizations, including the Boy Scouts of America, the Lodi Lions Club, the Lodi Japanese American Citizens League, the Lodi District Chamber of Commerce and the California State Electronics Association.

         DENNIS R. SWANSON, D.C. practiced chiropractic in Lodi from 1965 to 1995 and is presently semi-retired.. He graduated from Los Angeles College of Chiropractic in 1964 and has been active in State and local professional organizations. He is a member of the American Chiropractic Association, the California Chiropractic Association, and the San Joaquin County Chiropractic Society. Dr. Swanson has served on the California State Board of Medical Quality Assurance, and also served for 18 years as a commissioner of the Lodi Parks and Recreation Commission.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed several standing committees, including an Executive Committee, an Audit Committee, a Loan and Investment Committee, a Marketing Committee, and a Compensation and Stock Option Committee. The members of such committees are set forth above in the table under "ELECTION OF DIRECTORS OF THE COMPANY."

         The Board of Directors has not established a nominating committee or similar committee. The Board of Directors has approved the nominees listed above as candidates for election as directors. Nominees for election to the Board of Directors may also be nominated by shareholders, pursuant to the procedures set forth in the Company's Bylaws and in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

         The Executive Committee meets from time to time as necessary and, while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may, by law, be delegated to it by the Board of Directors. The Executive Committee did not meet during 1996.

         The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of the annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company, (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) nominate, with the approval of the Board, the firm of independent auditors to be submitted to the shareholders of the Company for ratification at the annual meeting thereof, if such submission is deemed desirable by the Board, (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, (vi) perform such other functions and undertake such investigations relating to the financial accounting aspects of the Company as the Board may direct, and (vii) retain and consult with counsel or other experts as the Committee may consider necessary or appropriate in the discharge of its duties. The functions of the Committee are limited to the foregoing and do not include normal management functions concerning accounting or auditing practices. The Audit Committee met twelve times during 1996.

         The Loan and Investment Committee is authorized and empowered to (i) establish investment and loan policies, (ii) establish individual investment and loan limits, (iii) supervise and administer the investment and loan function,
(iv) undertake such other functions as the Board may from time to time direct. The Loan and Investment Committee met twenty-three times during 1996.

         The Marketing Committee is empowered to oversee and guide the efforts of the Company with respect to (i) cultivating and promoting the Company's position within the community, (ii) the marketing of products and services, and
(iii) the discharge of responsibilities with respect to the Community Reinvestment Act. The Marketing Committee met twelve times during 1996.

         The Compensation and Stock Option Committee is authorized and empowered to investigate and recommend to the Board (i) the compensation to be paid to executive officers of the Company and the Bank, (ii) the amount of any bonus under the terms of any contract of employment between the Company or the Bank and any executive officer, (iii) employee benefit plans deemed appropriate for the employees of the Company and the Bank, (iv) supervise the administration of any such employee benefit plans adopted by the Company and the Bank and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. The Compensation Committee met six times during 1996.

         The Board of Directors of the Bank held twelve regular meetings during 1996, and the Board of Directors of the Company also held twelve regular meetings during 1996. No director attended fewer than 75% of the total number of meetings of the Board and the committees on which he served during 1996.




         COMPENSATION OF DIRECTORS

         During 1996, fees totaling $124,000 were paid to the Directors for attending meetings of the Bank's Board of Directors. Since August 1, 1995, each Director has received $550 for each Bank Board meeting attended and $200 for each Bank Committee meeting attended. No such fees were paid to the Directors for attending Board or Committee meetings of the Company in 1996.

         The Chairman of the Board of Directors of the Bank was paid $650 for each Bank Board meeting attended during 1996 and was also paid $50 per hour for up to eleven hours of specified consulting work. Each Committee Chairman was paid $300 for each Bank Committee meeting attended during 1996.

         The Directors have also received options to purchase shares of the Company's Common Stock pursuant to the automatic grant features of the 1991 Director Stock Option Plan. For more information, see the discussion of the 1991 Director Stock Option Plan under "Change in Control Arrangements -- 1991 Stock Option Plans" herein.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE

         The following table sets forth, for each of the last three fiscal years, the compensation of Leon J. Zimmerman, President and Chief Executive Officer of the Bank during 1996. Mr. Zimmerman was appointed President and Chief Executive Officer of the Bank effective August 25, 1994, and President and Chief Executive Officer of the Company effective August 24, 1995. Prior to such appointments, Mr. Zimmerman served as Executive Vice President and Chief Credit Officer of the Bank and Executive Vice President of the Company. No other officer of the Company or the Bank received for the fiscal year ended December 31, 1996 annual salary and bonus exceeding $100,000.

                                                           Long-Term Compensation
                                                      ------------------------------
                      Annual Compensation                    Awards          Payouts
    ----------------------------------------------    -------------------    -------
                                                      Restricted
                                    Other Annual      Stock                   LTIP        All Other
    Year   Salary (1)    Bonus    Compensation (2)    Award(s)    Options    Payouts    Compensation
    ----   ----------   -------   ----------------    --------    -------    -------    ------------

    1996   $125,000         -            -                -          -         -           $5,000 (3)
    1995   $125,000     $17,500          -                -          -         -           $4,028
    1994   $110,227         -            -                -          -         -           $3,231

(1) Amounts shown for each year include compensation earned and received as well as amounts earned but deferred at Mr. Zimmerman's election.

(2) Mr. Zimmerman did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus during 1996, 1995 and 1994.

(3) All other compensation includes a contribution of $2,500 to the Employee Stock Ownership Plan (see description herein below) and a matching contribution to the Bank's 401(k) Plan of $2,500 for the year ended December 31, 1996.


         AGGREGATED OPTION EXERCISES IN 1996 AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information pertaining to options exercised during the last fiscal year and unexercised options as of the end of the last fiscal year for Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank:

         Number of  Value Realized         Securities Underlying                Value of Unrealized
        Shares      (Market Price at     Number of Unexercised                     in-the-money
       Acquired      exercise less         Options at FY-End                   Options at FY-End
      on Exercise   exercise price)    Exercisable   Unexercisable        Exercisable    Unexercisable
      -----------   ---------------    -----------   -------------        -----------    -------------
             -                 -         27,000           18,000           $87,750            $58,500

No options were granted to Mr. Zimmerman in 1996 and he did not exercise any options in 1996.

         TRANSACTIONS WITH MANAGEMENT

         During 1996, certain directors and officers of the Company and the Bank had loans outstanding with the Bank. Such loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         There are no existing or proposed material interests or transactions between the Company and any of its executive officers or directors, except the following:

         The Reeves Company, Inc., Insurance Brokers, of which Michael D. Ramsey is Vice President, is the Company's insurance broker. During 1996, Mr. Ramsey received $1,728 in insurance premium commission payments.


         CHANGE IN CONTROL ARRANGEMENTS

         1982 STOCK INCENTIVE PLAN. On December 20, 1982, the Board of Directors and the sole shareholder of the Company adopted the First Financial Bancorp 1982 Stock Incentive Plan (the "Plan"). The Plan was ratified by the Company's shareholders at the 1982 Annual Meeting. A total of 250,000 shares of Common Stock were reserved for issuance under the Plan. All options granted under the Plan are exercisable at the fair market value of the Company's Common Stock at the date of grant and expire ten years from the date of grant. The Compensation and Stock Option Committee of the Board of Directors is responsible for administering the Plan. The Plan allows for the issuance of incentive stock options under Section 422 of the Internal Revenue Code to employees and officers, as well as stock options which are not qualified under Section 422 of the Code, or nonstatutory stock options, to directors, officers and employees.

         The Plan continued for a period of ten years and no options may be granted under the Plan after December 29, 1992. The Board of Directors of the Company adopted the 1991 Employee Stock Option Plan and the 1991 Director Stock Option Plan and the shareholders approved such Stock Option Plans at the 1991 Annual Meeting. Therefore, the Plan has been discontinued. Such discontinuance will not adversely affect any stock option previously granted and outstanding under the Plan.

         1991 STOCK OPTION PLANS. On February 19, 1991, the Board of Directors adopted (i) the First Financial Bancorp 1991 Employee Stock Option Plan (the "Employee Stock Option Plan"), under which officers and key full-time salaried employees of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock; and (ii) the First Financial Bancorp 1991 Director Stock Option Plan (the "Director Stock Option Plan"), under which members of the Board of Directors are granted options to purchase shares of the Company's Common Stock. At the 1991 Annual Meeting, the shareholders approved the adoption of the Employee Stock Option Plan and the Director Stock Option Plan (collectively referred to as the "Stock Option Plans"). The Stock Option Plans are intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees, and by assisting them in acquiring shares of the Company's Common Stock, which will allow them to benefit directly from the Company's growth, development and financial success. The Director Stock Option Plan was amended at the 1995 annual meeting of shareholders in respect of the timing of option grants. Section 5(a) of the Director Stock Option Plan, as amended, provides that, on May 1, 1995, each person who is an eligible Board member and who has continuously served on the Board since June 18, 1991, shall be granted an option to purchase 3,150 shares of Common Stock. Accordingly, on May 1, 1995, each of the Directors of the Company (including the eight nominees described in this Proxy Statement) was granted a nonstatutory option for 3,150 shares of Common Stock. The Board of Directors has adopted, and the shareholders are being asked to approve, the First Financial Bancorp 1997 Stock Option Plan (see Proposal No. 2 herein). If the shareholders approve the First Financial Bancorp 1997 Stock Option Plan, no additional grants of options will be made under the Stock Option Plans.

         CHANGE IN CONTROL. In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board has the power to cause the termination of options which are then outstanding under the Company's 1982 Stock Incentive Plan, the 1991 Employee Stock Option Plan and 1991 Director Stock Option Plan if the surviving or resulting corporation does not agree to assume all outstanding options under such plans; provided, however that in such event the optionees shall have the right prior to such sale, liquidation, dissolution, merger or consolidation to notification thereof as soon as practicable and, thereafter until three days prior to the effectiveness of such sale, dissolution, liquidation, merger or consolidation, to exercise the option without regard to the vesting provisions. This right is conditioned upon the execution of a definitive agreement of merger or consolidation or final plan of sale, liquidation, or dissolution.


         EMPLOYEE STOCK OWNERSHIP PLAN

         Effective January 1, 1992, the Company and the Bank established the Bank of Lodi Employee Stock Ownership Plan. The plan covers all employees, age 21 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The Bank's annual contributions to the plan are made in cash and are at the discretion of the Board of Directors based upon a review of the Bank's profitability. Contributions to the plan are invested primarily in the common stock the Company and are allocated to participants on the basis of salary in the year of allocation. Benefits become 20% vested after the third year of credited service, with an additional 20% vesting each year thereafter until 100% vesting after seven years.
The Bank's contribution to the plan for 1996 was $37,000.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any person who owns more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Directors, executive officers and greater than ten percent shareholders, if any, are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all directors and executive officers of the Company were in compliance with the applicable Section 16(a) filing requirements. To the Company's knowledge, during the fiscal year ended December 31, 1996, no person owned more than ten percent of the Common Stock of the Company.


                                 PROPOSAL NO. 2
                             1997 STOCK OPTION PLAN

         The shareholders of the Company are being asked to approve the First Financial Bancorp 1997 Stock Option Plan (the "Plan"). The Board of Directors of the Company adopted the Plan on March 20, 1997 (the "Effective Date") and the Board hereby recommends the Plan for ratification and approval by the shareholders. The following discussion summarizes the principal features of the Plan. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by this reference.

         PURPOSE OF THE PLAN. The purpose of the Plan is to offer selected employees, directors and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock.

         The options issued under the Plan, at the discretion of the Company's Board of Directors or a committee appointed by the Board, may be either incentive stock options or non-qualified stock options.

         ADMINISTRATION. The Board of Directors will have authority to administer the Plan but may delegate its administrative powers to one or more committees of the Board. With respect to the participation of employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission ("SEC") Rule 16b-3 under the Exchange Act. With respect to the officers of the Company, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" for such purpose as defined by the Internal Revenue Service. If the committee members meet both such qualifications, then one committee may administer the Plan.

         The Board of Directors may appoint a separate committee, consisting of one or more members of the Board who do not meet such qualifications. Such committee may administer the Plan with respect to employees who are not officers of the Company or members of the Board, may grant options under the Plan to such employees and may determine the timing, number of shares and other terms of such grants.

         SHARES RESERVED. Subject to approval of this Proposal No. 2 by the shareholders of the Company, the aggregate number of shares of Common Stock reserved for issuance upon the exercise of options to be granted under the Plan shall not exceed 393,207 shares, less the number of shares required for issuance pursuant to the Company's 1991 Employee Stock Option Plan and the Company's 1991 Director Stock Option Plan (the "Prior Plans"). Currently, a total of 211,275 shares are reserved for issuance pursuant to options granted and still outstanding under the Prior Plans, which means 181,932 shares would be available for grants under the Plan. Subject to shareholder approval of the Plan, no additional grants of options will be made under the Prior Plans after the date of such approval, (the "Effective Date"). If any option granted under the Prior Plans or the Plan for any reason expires, is canceled or otherwise terminates after the Effective Date without having been exercised in full, the shares not purchased under such option will again become available for grant under the Plan.

         ELIGIBILITY. Any individual who is a common-law employee of the Company or Bank of Lodi, N.A. or any other subsidiary of the Company, any member of the Company's Board of Directors, and any independent contractor who performs services for the Company or a subsidiary and who is not a member of the Board of Directors will be eligible to participate in the Plan.

         TERMS OF OPTIONS. Under the Plan, the Board of Directors or the Committee (as the case may be) selects the individuals to whom options will be granted, the type of option to be granted, the exercise price of each option, the number of shares covered by such option and the other terms and conditions of each option. The eligible individuals are able to receive incentive and non-qualified stock options; provided, however, that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all incentive stock option plans of the Company) may not exceed one hundred thousand dollars ($100,000). Should it be determined that any incentive stock option granted exceeds such maximum, such incentive stock option is considered to be a non-qualified stock option and not to qualify for treatment as an incentive stock option under Section 422 of the Internal Revenue Code to the extent, but only to the extent, of such excess.

         The vesting of any option granted under the Plan will be determined by the Committee at its sole discretion, provided however, that in the event that an optionee's service as an employee, director or non-director consultant of the Company terminates, the option will be exercisable only to the extent it was vested as of the date of such termination, unless otherwise specified in the option agreement.

         The exercise price of each incentive stock option granted pursuant to the Plan ordinarily may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of the stock subject to an incentive stock option may not be less than one hundred ten percent (110%) for incentive stock options where the optionee owns stock possessing more than ten percent (10%) of the total combined voting power of the Company. The exercise price of each nonstatutory stock option granted pursuant to the Plan may not be less than eighty five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.

         SUBSTITUTE OPTIONS. If the Company at any time succeeds to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock, which options are outstanding at the date of the succession.

         The Committee will have discretion to determine the extent to which Substitute Options will be granted, the persons to receive Substitute Options, the number of shares to be subject to Substitute Options, and the terms and conditions of Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the options surrendered in exchange for Substitute Options. The exercise price per share of Substitute Options may be determined without regard to the requirement that options be granted at an exercise price per share not less than fair market value, provided, however, that the exercise price of each Substitute Option must be an amount such that, in the sole and absolute judgment of the Committee, the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the surrendered option as of the date the Substitute Option is granted.

         PAYMENT FOR SHARES. The exercise price of shares issued pursuant to exercise of a nonstatutory stock option under the Plan may be made (i) all or in part with shares which have already been owned by the optionee or his or her representative for more than 6 months, valued at their fair market value on the date when the new shares are purchased, (ii) by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes, or (iii) by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes. In the discretion of the Committee, payment of the exercise price of an incentive stock option or a nonstatutory stock option may be accepted in any of such forms or as the Committee may otherwise provide in the option agreement.

         ADJUSTMENTS UPON CHANGES IN SHARES. In the event of a subdivision of the outstanding shares of the Company, a declaration of a dividend payable in such shares, a declaration of a dividend payable in a form other than such shares in an amount that has a material effect on the value of outstanding shares, a combination or consolidation of the outstanding shares by reclassification or otherwise into a lesser number of shares, a recapitalization, a spinoff or a similar occurrence, the Committee may make appropriate adjustments in one or more of the number of shares available for future grants, the limit set upon the number of options which may be granted to any single individual in one year, the number of shares covered by each outstanding option, or the exercise price under each outstanding option.

         In the event that the Company is a party to a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization, which may provide, without other limitation, for the assumption of outstanding options under the Plan by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement per share of the option equal to the difference between the amount to be paid for one share of Company under such agreement and the exercise price per share of the option, or for the acceleration of their exercisability followed by the cancellation of options not exercised, in all cases without the optionees' consent. Any cancellation may not occur until after such acceleration is effective and optionees have been notified of such acceleration and have had reasonable opportunity to exercise their options.

         EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS. Under the Plan, no incentive option may extend more than ten years (or five years, in the case of an incentive option granted to an employee who owns more than 10 percent of the combined voting power of all classes of stock of the Company) from the date of grant; the terms of all options otherwise may be determined by the Committee in its sole discretion. In the event of termination of employment due to death or total and permanent disability, options will expire twelve months after such termination unless the options by their terms were scheduled to expire earlier. If the optionee's employment is terminated for cause, the option expires 30 days after the Company gives notice of such termination; for such purposes, "cause" is defined to include embezzlement, fraud, dishonesty, breach of fiduciary duty, the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement in any conduct which constitutes unfair competition with the Company, the removal of the optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion may determine to constitute good cause for termination of optionee's service. During an optionee's lifetime, the optionee's incentive options may be exercised only by him or her and may not be transferred. An optionee's nonstatutory options also will not be transferable during the optionee's lifetime, except to the extent otherwise permitted in the option agreement. Subject to prior permitted transfers, in the event of an optionee's death, the optionee's option(s) will not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

         TERMINATION AND AMENDMENT OF THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the shareholders of the Company only to the extent required by applicable laws or regulations. If not previously terminated by the Board of Directors, the Plan will terminate ten years from the Effective Date.

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. State and local tax consequences may differ. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences discussed.

         Incentive stock options and non-qualified stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Non-qualified stock options need not comply with such requirements.

         An optionee is not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for the purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an incentive stock option for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an incentive stock option before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain the year of disposition. The amount of ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the incentive stock option. the Company will not be entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

         An optionee is not taxed on the grant of a non-qualified stock option. Upon exercise however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company will be entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company will not receive a deduction for this gain.

         ACCOUNTING TREATMENT. In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"). The new standard establishes financial accounting and reporting standards for stock-based compensation, including stock-based employee compensation plans. SFAS No. 123 defines a fair value-based method of accounting for an employee stock option plan or similar equity instrument. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by APB Opinion No. 25, Accounting for Stock Issued to Employees. Entities electing to remain with the accounting in Opinion No. 25 must make pro forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined in SFAS No. 123 had been applied. The Company was required to adopt SFAS No. 123 for its year ended December 31, 1996, and Management elected to make the pro forma disclosure as allowed by SFAS No. 123.

         VOTE REQUIRED. Adoption of the Plan is subject to approval by the shareholders. An affirmative vote of a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting is required for approval of the Plan. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although any shares which may be treated as broker non-votes will be counted to determine the presence or absence of a quorum, they will not be counted in determining the number of shares entitled to vote on Proposal No. 2. A VOTE "FOR" APPROVAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.




                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected KPMG Peat Marwick as the Company's certified public accountant for 1997. KPMG Peat Marwick audited the financial statements of the Company for the year ended December 31, 1996. KPMG Peat Marwick has no interest, financial or otherwise, in the Company. The services rendered by KPMG Peat Marwick during the 1996 fiscal year were audit services and included consultation in connection with various accounting and tax reporting matters. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by KPMG Peat Marwick during the 1996 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Audit Committee of the Board of Directors before such service was rendered.

         A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.


                                  ANNUAL REPORT

         The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 1996 accompanies this Proxy Statement.

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, is available to shareholders without charge upon written request to David Philipp, Executive Vice President, Chief Financial Officer, and Secretary, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242.

                 SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

         Next year's Annual Meeting is scheduled to be held on April 28, 1998. Any proposal of a shareholder intended to be presented at the Company's 1998 Annual Meeting must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than November 30, 1997. Any such proposal should be directed to the attention of the President, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242.





                                  OTHER MATTERS

         Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

         You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.


                                             By Order of the Board of Directors,



                                             David M. Philipp
                                             Executive Vice President,
                                             Chief Financial Officer, and
                                             Secretary






Lodi, California
April 1, 1997

                                    EXHIBIT A















                             FIRST FINANCIAL BANCORP

                             1997 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                         Page

1.       PURPOSE............................................................1

2.       DEFINITIONS........................................................1
         (a)      Board of Directors........................................1
         (b)      Change in Control ........................................1
         (c)      Code......................................................1
         (d)      Committee.................................................1
         (e)      Company...................................................1
         (f)      Employee..................................................1
         (g)      Exchange Act..............................................2
         (h)      Exercise Price............................................2
         (i)      Fair Market Value.........................................2
         (j)      ISO.......................................................2
         (k)      Nonstatutory Option.......................................2
         (l)      Option....................................................2
         (m)      Optionee..................................................3
         (n)      Plan......................................................3
         (o)      Service...................................................3
         (p)      Share.....................................................3
         (q)      Stock.....................................................3
         (r)      Stock Option Agreement....................................3
         (s)      Subsidiary................................................3
         (t)      Substitute Option.........................................3
         (u)      Total and Permanent Disability............................3

3.       ADMINISTRATION.....................................................3
         (a)      Committee Membership......................................3
         (b)      Committee Procedures......................................4
         (c)      Committee Responsibilities................................4

4.       ELIGIBILITY........................................................5
         (a)      General Rules.............................................5
         (b)      Ten-Percent Stockholders..................................5
         (c)      Attribution Rules.........................................5
         (d)      Outstanding Stock.........................................5

5.       STOCK SUBJECT TO PLAN..............................................5
         (a)      Basic Limitation..........................................5
         (b)      Additional Shares.........................................6

6.       TERMS AND CONDITIONS OF OPTIONS....................................6
         (a)      Stock Option Agreement....................................6
         (b)      Number of Shares..........................................6
         (c)      Exercise Price............................................6
         (d)      Withholding Taxes.........................................6
         (e)      Exercisability............................................6
         (f)      Term......................................................7
         (g)      Transferability...........................................7
         (h)      No Rights as a Stockholder ...............................7
         (i)      Modification, Extension and Renewal of Options............7
         (j)      Substitute Options........................................8

7.       PAYMENT FOR SHARES.................................................8
         (a)      General Rule..............................................8
         (b)      Surrender of Stock........................................8
         (c)      Exercise/Sale.............................................8
         (d)      Exercise/Pledge...........................................9

8.       ADJUSTMENT OF SHARES...............................................9
         (a)      General...................................................9
         (b)      Reorganizations...........................................9
         (c)      Reservation of Rights.....................................9

9.       SECURITIES LAWS...................................................10

10.      NO RETENTION RIGHTS...............................................10

11.      DURATION AND AMENDMENTS...........................................10
         (a)      Term of the Plan.........................................10
         (b)      Right to Amend or Terminate the Plan.....................10
         (c)      Effect of Amendment or Termination.......................10

                FIRST FINANCIAL BANCORP 1997 STOCK OPTION PLAN
                ----------------------------------------------


1.  PURPOSE.
    -------
    The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

2.  DEFINITIONS.
    -----------

    (a) "Board of Directors" shall mean the Board of Directors of the Company,
         ------------------
as constituted from time to time.

    (b) "Change in Control" shall mean the occurrence of either of the
         -----------------
following events:

         (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                A. Had been directors of the Company 24 months prior to such change; or

                B. Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

         (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities. For purposes of this Paragraph (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

    (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.
         ----
    (d) "Committee" shall mean a committee of the Board of Directors, as
         ---------
described in Section 3(a), or in the absence of such a committee, the Board of Directors.

    (e) "Company" shall mean First Financial Bancorp, a California corporation.
         -------
    (f) "Employee" shall mean:
         --------
         (i) Any individual who is a common-law employee of the Company or of a Subsidiary;

         (ii)   A member of the Board of Directors; and

         (iii) An independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors.

Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in
Section 4(a).

    (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
         ------------
amended.

    (h) "Exercise Price" as specified by the Committee in the applicable Stock
         --------------
Option Agreement.

    (i) "Fair Market Value" shall mean the market price of Stock,
         -----------------
determined by the Committee as follows:

         (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

         (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

         (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

         (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

    (j)  "ISO" shall mean an employee incentive stock option described in
          ---
Section 422(b) of the Code.

    (k)  "Nonstatutory Option" shall mean a stock option not described in
          -------------------
Sections 422(b) or 423(b) of the Code.

    (l) "Option" shall mean an ISO or Nonstatutory Option granted under the
         ------
Plan and entitling the holder to purchase Shares.

    (m) "Optionee" shall mean an individual who holds an Option.
         --------
    (n) "Plan" shall mean this First Financial Bancorp 1997 Stock Option Plan,
         ----
as it may be amended from time to time.

    (o) "Service" shall mean service as an Employee.
         -------
    (p) "Share" shall mean one share of Stock, as adjusted in accordance with
         -----
Section 8 (if applicable).

    (q) "Stock" shall mean the Common Stock of the Company.
         -----
    (r) "Stock Option Agreement" shall mean the agreement between the Company
         ----------------------
and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    (s) "Subsidiary" shall mean Bank of Lodi, N.A. and any other corporation, if
         ----------
the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    (t) "Substitute Option" shall mean an option described in Section 6(j).
         -----------------
    (u) "Total and Permanent Disability" shall mean that the Optionee is
         ------------------------------
unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

3.  ADMINISTRATION.
    --------------

    (a) Committee Membership. The Board of Directors shall have the
        --------------------
authority to administer the Plan but may delegate its administrative powers under the Plan, in whol e or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to
Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code.

         The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who do not meet such qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

    (b) Committee Procedures. The Board of Directors shall designate one of
        --------------------
the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

    (c) Committee Responsibilities. Subject to the provisions of the Plan,
        --------------------------
any such Committee shall have full authority and discretion to take the following actions:

         (i)    To interpret the Plan and to apply its provisions;

         (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

         (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

         (iv)   To determine when Options are to be granted under the Plan;

         (v)    To select the Optionees;

         (vi) To determine the number of Shares to be made subject to each Option;

         (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

         (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

         (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

         (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

4.  ELIGIBILITY.
    -----------
    (a)  General Rules. Only Employees shall be eligible for designation as
         -------------
Optionees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

    (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent
        ------------------------
of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

         (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

         (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

    (c)  Attribution Rules. For purposes of Subsection (b) above, in determining
         -----------------
stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

    (d)  Outstanding Stock. For purposes of Subsection (b) above, "outstanding
         -----------------
stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.  STOCK SUBJECT TO PLAN.
    ---------------------

    (a)  Basic Limitation. Shares offered under the Plan shall be authorized
         ----------------
but unissued Shares. The aggregate number of Shares which is issued under the Plan upon exercise of Options shall not exceed 393,207 Shares less the number of Shares required for issuance pursuant to the exercise of options outstanding under the Company's 1991 First Financial Bancorp Employee Stock Option Plan and the Company's 1991 First Financial Bancorp Director Stock Option Plan (together, the "Prior Plans") as of April 22, 1997, the date on which the Plan was approved by the Shareholders of the Company (the "Effective Date"). (No additional grants shall be made under the Prior Plans after the Effective Date, although the Prior Plans will continue to govern the respective outstanding options previously granted under the Prior Plans.) The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

    (b)  Additional Shares. In the event that any outstanding option granted
         -----------------
under this Plan, including Substitute Options, or the Prior Plans, for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan.

6.  TERMS AND CONDITIONS OF OPTIONS.
    -------------------------------

    (a)  Stock Option Agreement. Each grant of an Option under the Plan
         ----------------------
shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

    (b)  Number of Shares. Each Stock Option Agreement shall specify the number
         ----------------
of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

    (c)  Exercise Price. Each Stock Option Agreement shall specify the Exercise
         --------------
Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ten percent stockholders and in Section 6(j) with respect to Substitute Options. The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 6(j) with respect to Substitute Options. The Exercise Price shall be payable in a form described in
Section 7.

    (d)  Withholding Taxes. As a condition to the exercise of an Option, the
         -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

    (e)  Exercisability. Each Stock Option Agreement shall specify the date when
         --------------
all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement.

    (f)  Term. Each Stock Option Agreement shall specify the term of the Option.
         ----
The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

         (i) As a result of such Optionee's death or Total and Permanent Disability, the term of the Option shall expire twelve months (or such other period specified in the Optionee's Stock Option Agreement) after such death or Total and Permanent Disability but not later than the original expiration date specified in the Stock Option Agreement.

         (ii) As a result of termination by the Company for cause, the term of the Option shall expire thirty days after the Company's notice or advice of such termination is dispatched to Employee, but not later than the original expiration date specified in the Stock Option Agreement. For purposes of this Paragraph (ii), "cause" shall mean an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion determine to constitute good cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Subsidiaries of the Company.

         (iii) As a result of termination for any reason other than Total and Permanent Disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

    (g)  Transferability. During an Optionee's lifetime, such Optionee's ISO(s)
         ---------------
shall be exercisable only by him or her and shall not be transferable. An Optionee's Nonstatutory Options shall also not be transferable during the Optionee's lifetime, except to the extent otherwise permitted in the Optionee's Stock Option Agreement. Subject to prior permitted transfers, in the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

    (h)  No Rights as a Stockholder. An Optionee, or a transferee of an
         --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

    (i)  Modification, Extension and Renewal of Options. Within the
         ----------------------------------------------
limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

    (j)  Substitute Options. If the Company at any time should succeed to the
         ------------------
business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The Exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISO's, in compliance with Section 424(a) of the
Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

7.  PAYMENT FOR SHARES.
    ------------------

    (a)  General Rule. The entire Exercise Price of Shares issued under the Plan
         ------------
shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

         (i)    ISOs. In the case of an ISO granted under the Plan, payment
                ---
    shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

         (ii)   Nonstatutory Options. In the case of a Nonstatutory Option
                --------------------
    granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c) or (d) below.

    (b)  Surrender of Stock. To the extent that this Subsection (b) is
         ------------------
applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

    (c)  Exercise/Sale. To the extent that this Subsection (c) is
         -------------
applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    (d)  Exercise/Pledge. To the extent that this Subsection (d) is
         ---------------
applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.  ADJUSTMENT OF SHARES.
    --------------------

    (a)  General. In the event of a subdivision of the outstanding Stock, a
         -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of:

         (i) The number of Shares available under Section 5 for future grants;

         (ii) The limit set forth in Section 6(b);

         (iii)  The number of Shares covered by each outstanding Option; or

         (iv)   The Exercise Price under each outstanding Option.

    (b)  Reorganizations. In the event that the Company is a party to a
         ---------------
merger or other reorganization involving a Change in Control, the outstanding Options shall be subject to the agreement of merger or reorganization. Subject to the provisions of Section 6(e)(i), such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration and have had reasonable opportunity to exercise their Options.

    (c)  Reservation of Rights. Except as provided in this Section 8, an
         ---------------------
Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.  SECURITIES LAWS.
    ---------------
    Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

10. NO RETENTION RIGHTS.
    -------------------
    Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

11. DURATION AND AMENDMENTS.
    -----------------------

    (a)  Term of the Plan. The Plan, as set forth herein, shall become
         ----------------
effective as of the Effective Date, provided that the Plan has been approved by the shareholders of the Company in the manner required by applicable law or regulation. The Plan, if not extended, shall terminate automatically ten years after the Effective Date, except that any ISO's granted under the Plan must be granted by April 22, 2007, ten years after the Plan was approved by the Shareholders of the Company. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

    (b)  Right to Amend or Terminate the Plan. The Board of Directors may
         ------------------------------------
amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.

    (c)  Effect of Amendment or Termination. No Shares shall be issued or
         ----------------------------------
sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.